UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2008, Westwood One, Inc. (the “Company”) entered into an Amendment No. 3 (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of March 3, 2004 (the “Credit Agreement”), between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by Amendment No. 1 and Amendment No. 2 (referenced below). All capitalized terms used and not defined herein have the meaning set forth in the Credit Agreement. The Credit Agreement Amendment provides, among other things, that mandatory prepayments required to be made pursuant to the Credit Agreement are subject to sharing pursuant to the terms of Section 4 of the Intercreditor and Collateral Trust Agreement. A copy of the Credit Agreement was filed with the SEC on March 15, 2004 as Exhibit 10.4 to the Company’s annual report on Form 10-K for the year ended December 31, 2003; a copy of Amendment No. 1 thereto was filed with the SEC on November 6, 2006 as Exhibit 99.1 to the Company’s current report on Form 8-K dated as of October 31, 2006 and a copy of Amendment No. 2 thereto was filed with the SEC on January 15, 2008 as Exhibit 10.1 to the Company’s current report on Form 8-K dated as of January 11, 2008. A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.1, the terms of which are incorporated by reference herein in their entirety.

Section 8 Other Events

Item 8.01 Other Events.

On February 28, 2008, the closing conditions to Amendment No. 2 of the Credit Agreement were satisfied and terms under such amendment that were to become effective on the “Amendment No. 2 Initial Effective Date” became effective.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Amendment No. 3, dated as of February 25, 2008, to the Credit Agreement, dated as of March 3, 2004, between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by Amendment No. 1 and Amendment No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: February 29, 2008

By: /s/ David Hillman

Name: David Hillman Title: Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated February 25, 2008

Westwood One, Inc.

Exhibit
No.	Description of Exhibit
10.1	Amendment No. 3, dated as of February 25, 2008, to the Credit Agreement, dated as of March 3, 2004, between Westwood One, Inc., the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by Amendment No. 1 and Amendment No. 2.